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                                    AMENDMENT
                                       TO
                              CONSULTANT AGREEMENT

                                     BETWEEN

                       GREASE MONKEY HOLDING CORPORATION,
                               A UTAH CORPORATION

                                       AND

                                  REX L. UTSLER

         THE CONSULTANT AGREEMENT DATED February 5, 1997 by and between Rex L. Utsler, an individual ("Utsler") and Grease Monkey Holding Corporation, a Utah corporation ("Grease Monkey") is hereby amended upon the appointment of Utsler as President and Chief Operating Officer effective September 18, 1998.

1. CONSULTING FEES. The monthly consulting fees of $16,071.00 are hereby suspended. The remaining, unpaid consulting fees from the period September 19, 1998 through March 3, 1999 will convert to severance payments in the event of any change in the employment relationship between Utsler and Grease Monkey, including a change in control of Grease Monkey.

2. SEVERANCE PAYMENTS. Utsler will begin accruing one month of additional severance pay effective beginning September 18, 1998, for each month of employment as President and Chief Operating Officer, or such other position as may be mutually agreed upon between Utsler and Grease Monkey, to a maximum severance compensation of 24 months' pay.

3. ADDITIONAL TERMS. All other terms and conditions of Utsler's employment with Grease Monkey effective September 18, 1998 are contained in the minutes of the meeting of the Board of Directors dated November 2, 1998.

         IN WITNESS WHEREOF, the parties have executed this Amendment to the Consultant Agreement as of the day and year first above written.

                                    Grease Monkey Holding Corporation, a
                                    Utah corporation

                                    By: /s/ James B. Wallace
                                       -------------------------
                                    James B. Wallace, Chairman

                                    /s/ Rex L. Utsler
                                    ----------------------------
                                    Rex L. Utsler